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                                                                     EXHIBIT 10v


                                 AMENDMENT NO. 1
                                       TO
                        GREAT LAKES CHEMICAL CORPORATION
                             NON-EMPLOYEE DIRECTORS'
                    DEFERRED AND LONG TERM COMPENSATION PLAN



                  Effective May 6, 1998, the Compensation and Incentive Committee (the "Committee") of the Board of Directors of the Great Lakes Chemical Corporation hereby adopts this Amendment No. 1 to Great Lakes Chemical Corporation Non-Employee Directors' Long Term Compensation Plan (the "Plan") pursuant to the Committee's powers under Section 16(a) of the Plan.



                  1. The last sentence of Section 9 of the Plan is amended in its entirely to read:

                     "For the purpose of any such payment, the value of the Plan Accounts shall be determined in accordance with Sections 5(c) and 6(c) on the date of the change in control."


                  IN WITNESS WHEREOF, this Amendment No.1 to the Plan is executed on behalf of the Committee this 6th day of May, 1998.



                                    GREAT LAKES CHEMICAL CORPORATION

                                    By: /s/Mark S. Essleman
                                       -----------------------------------------
                                        Vice President - Human Resources
                                       -----------------------------------------
                                        May 18, 1998
                                       -----------------------------------------